UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2017 (November 9, 2017)

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NATIONAL HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	001-13489 (Commission File Number)	52-2057472 (I.R.S. Employer Identification No.)
100 Vine Street Murfreesboro, Tennessee (Address of Principal Executive Offices)		37130 (Zip Code)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

National HealthCare Corporation (“NHC”) issued a press release on November 9, 2017 announcing its September 30, 2017 earnings. The entire press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 8.01.	OTHER EVENTS.

NHC issued a press release on November 10, 2017 announcing its quarterly common dividend. The entire press release is attached as Exhibit 99.2 and is incorporated by reference herein.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

Exhibit No.	Description of Exhibit
99.1	Copy of press release issued on November 9, 2017 by National HealthCare Corporation announcing September 30, 2017 earnings
99.2	Copy of press release issued on November 10, 2017 by National HealthCare Corporation announcing common dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     November 13, 2017

NATIONAL HEALTHCARE CORPORATION

By:	/s/ Brian F. Kidd
Name:	Brian F. Kidd
Title:	Senior VP/Controller
Principal Accounting Officer